Exhibit 99.1
SIXTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE
     This SIXTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE (this “Amendment”) is entered into as of August 19, 2005 among OCA, INC., a Delaware corporation (the “Borrower”), certain Domestic Subsidiaries of the Borrower (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Alternative Rate Lender (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of January 2, 2003 (as amended pursuant to that certain First Amendment to Credit Agreement dated as of June 30, 2003, by that certain Second Amendment to Credit Agreement dated as of March 31, 2005, by that certain Third Amendment to Credit Agreement dated as of May 10, 2005, by that certain Fourth Amendment to Credit Agreement and Waiver dated as of May 31, 2005, by that certain Fifth Amendment to Credit Agreement and Waiver dated as of June 30, 2005, and as otherwise amended and modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested a delay in the delivery to the Lenders of the audited financial statements for the fiscal year ended December 31, 2004 and quarterly financial statements for the fiscal quarters ended March 31, 2005 and June 30, 2005 and a forbearance with respect to any Defaults or Events of Default that may result as a failure to timely (i) file with the Securities and Exchange Commission its Form 10-Q for the fiscal quarters ended March 31, 2005 and June 30, 2005 and Form 10-K for the fiscal year ended December 31, 2004 and (ii) deliver its audited financial statements for the fiscal year ended December 31, 2004 and quarterly financial statements for the fiscal quarters ended March 31, 2005 and June 30, 2005 pursuant to Section 7.1 of the Credit Agreement; and
     WHEREAS, the Required Lenders have conditioned such delay and forbearance upon the execution of this Amendment, which, among other things, reduces the Revolving Committed Amount to $90,000,000.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1. Amendments to Credit Agreement.
     (a) Section 1.1 of the Credit Agreement is amended by amending and restating the following definitions to read in their entirety as follows:
     “Applicable Percentage” means, for (a) Base Rate Loans, 3.50%, (b) Eurodollar Loans and L/C Fees, 4.50%, and (c) Commitment Fees, 0.550%.

     “Revolving Committed Amount” means NINETY MILLION DOLLARS ($90,000,000) or such lesser amount as it may be reduced to from time to time in accordance with Section 2.1(d) and Section 3.3(c).
     (b) Section 1.1 of the Credit Agreement is amended by adding the following definitions in alphabetical order to read in their entirety as follows:
     “Additional Revolving Loan Amount” means an amount equal to all Revolving Loans outstanding after the Sixth Amendment Effective Date in excess of $86,215,000.
     “Budget” means the detailed rolling consolidated four week cash flow projections of the Credit Parties and their Subsidiaries, which shall include, among other things, (a) weekly receipts segregated by clinics and other sources, including any receipts anticipated with respect to Service Agreement Buy-Outs, (b) operating expenses, including specific line items for payroll and doctor distributions, Capital Expenditures, rent, clinical supplies, professional fees and expenses, debt service, and other sales, general, and administrative expenses, and (c) revisions and updates from the previously submitted Budget and a written explanation of any material changes in estimates.
     “Sixth Amendment Effective Date” means August 19, 2005.
     (c) Section 2.5(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
     “(a) each Eurodollar Loan shall be in a minimum amount of $500,000 and in integral multiples of $100,000 in excess thereof,”
     (d) Section 3.3(a)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:
     “(iii) each such partial prepayment of Eurodollar Loans shall be in the minimum principal amount of $500,000 and integral multiples of $100,000 and”
     (e) Section 3.3(b)(v) of the Credit Agreement is amended by deleting the reference to 35% and replacing it with 80%.
     (f) Section 3.3(c) of the Credit Agreement is amended by adding the following sentence to the end thereof to read in its entirety as follows:
     Notwithstanding anything contained in this Section 3.3(c) to the contrary, in the event that the Additional Revolving Loan Amount is greater than zero, all amounts voluntarily prepaid or required to be prepaid pursuant to Section 3.3(a) and (b) (as the case may be) shall be applied first to the Revolving Loans until the Additional Revolving Loan Amount is equal to zero and second in accordance with the terms contained herein.

     (g) Section 5.2 of the Credit Agreement is amended by adding subsection (f) to read in its entirety as follows:
     (f) Compliance with the Budget. Such new Revolving Loan or Letter of Credit, as the case may be, shall be in compliance with the Budget most recently submitted to the Administrative Agent pursuant to Section 7.2(j).
     (h) Section 5.2 of the Credit Agreement is amended by deleting the final sentence thereof and replacing it to read in its entirety as follows:
     The delivery of each Notice of Borrowing or Letter of Credit Application shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b), (c), (d) and (e) and compliance with subsection (f) above.
     (i) Section 7.1(a) of the Credit Agreement is amended by deleting the final sentence thereof and replacing it to read in its entirety as follows:
     Notwithstanding anything in this Section 7.1(a) to the contrary, for the fiscal quarters ended March 31, 2005 and June 30, 2005, the financial statements and reports required to be delivered under Section 7.1(a) shall be delivered on or before the earlier of (x) October 31, 2005 and (y) the date such financial statements and reports are available.
     (j) Section 7.1(b) of the Credit Agreement is amended by deleting the final sentence thereof and replacing it to read in its entirety as follows:
     Notwithstanding anything in this Section 7.1(b) to the contrary, for the fiscal year ended December 31, 2004, the financial statements, opinions and reports required to be delivered under this Section 7.1(b) shall be delivered on or before the earlier of (x) October 31, 2005 and (y) the date such financial statements, opinions and reports are available.
     (k) Section 7.2(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (a) Compliance Certificate. Concurrently with each delivery of the financial statements described in Section 7.1, a Compliance Certificate with respect to the period covered by the financial statements then being delivered, executed by a Financial Officer of the Borrower, together with a Covenant Compliance Worksheet reflecting the computation of and compliance with the financial covenants set forth in Section 8.14 as of the last day of the period covered by such financial statements and compliance with such other covenants set forth in Section 8 as required in such Covenant Compliance Worksheet. Each such Compliance Certificate shall contain (i) a schedule setting forth any outstanding litigation between a Credit Party and an Affiliated Practice (or former Affiliated Practice) that is pending, at Law, in equity or in arbitration, and any judgment resulting from any such litigation, in each case to the extent such litigation or judgment has not been settled, dismissed, vacated, discharged or terminated, and (ii) an updated copy of Schedule 6.7.
     (l) Section 7.2(h) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (h) Other Information. As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of any Credit Party or any of its Subsidiaries (including any Plan and any information required to be filed under ERISA) as are periodically available or as the Administrative Agent or any Lender may from time to time reasonably request, including but not limited to all cash forecasts, cash management reports, thirteen week cash flows and other reports and documents prepared by any Credit Party or any of its Subsidiaries or any financial advisor employed by any Credit Party or any of its Subsidiaries.
     (m) Section 7.2 of the Credit Agreement is amended by adding subsections (j), (k), (l), (m), (n) and (o) to read in their entirety as follows:
     (j) Budget. Each Wednesday of each week, commencing on the Wednesday after the Sixth Amendment Effective Date and thereafter, a Budget in form and substance satisfactory to the Administrative Agent.
     (k) Refinancing Opportunities. As soon as practical but in no event later than each Monday of each week, commencing on the first Monday after the Sixth Amendment Effective Date and thereafter, an update to the Lenders (in form and substance acceptable to the Lenders) regarding all potential refinancing opportunities of the Credit Party Obligations, including but not limited to providing the Lenders copies of all term sheets, letters of intent and other documents associated therewith. Confidential information in such term sheets, letters of intent and other documents may be redacted, so long as such redaction method is in form and substance satisfactory to the Administrative Agent and so long as such redaction method does not prevent the Lenders from analyzing such potential refinancing opportunities.
     (l) Affiliated Practice Notice. Each Wednesday of each week, commencing on the first Wednesday after the Sixth Amendment Effective Date and thereafter, a list of all Affiliated Practices, in form and substance satisfactory to the Lenders, that (i) have failed to make required payments under their Service Agreements, (ii) have sent a default notice to any Credit Party in connection with their Service Agreement (such default notices shall be delivered with the list described herein), and (iii) are considered “inactive”, including but not limited to date of inactive notification, annual practice revenue, annual service fees, amount of loans and advances due to any Credit Party or its Subsidiaries and the status of negotiations with respect to each “inactive” Affiliated Practice; provided, however, upon any Credit Party’s receipt of a default notice by any Affiliated

Practice, the Borrower will provide same day verbal or electronic notice to the Administrative Agent listing such Affiliated Practice and its address.
     (m) Budget Comparison Analysis. Each Wednesday of each week, commencing on the first Wednesday after the Sixth Amendment Effective Date and thereafter, a weekly actual to forecast cash flow update for the Credit Parties and their Subsidiaries, in form and substance acceptable to the Lenders, for the previous week’s activity, including a brief explanation for each material line item variance. At this time, the Borrower will also provide a cumulative actual to Budget comparison analysis since the Sixth Amendment Effective Date, including a brief explanation of each material line item variance.
     (n) Special Committee’s Report. Promptly after the Borrower’s receipt thereof, a copy of the report and documentation associated therewith provided by that certain special committee charged with researching certain accounting issues related to the Credit Parties, including those issues disclosed on the Form 8-K filed on June 9, 2005. In addition, the Borrower shall provide periodic verbal status updates regarding the special committee’s progress.
     (o) Unaudited Financial Statements. As soon as available but in any event no later than the date specified below, unaudited financial statements of the Credit Parties and their Subsidiaries, in form and substance acceptable to the Lenders and accompanied by a certificate by a Financial Officer or chief administrative officer that the financial statements are true and correct to the best of its knowledge, for the following periods:

Month	Date Due
June 2005	August 23, 2005
July 2005	September 6, 2005
August 2005	September 30, 2005
September 2005	October 31, 2005
     (n) Section 7.9 of the Credit Agreement is amended by deleting it in its entirety and replacing it to read as follows:
     [Intentionally Deleted]
     (o) Section 7.10 of the Credit Agreement is amended by deleting it in its entirety and replacing it to read as follows:
     [Intentionally Deleted]
     (p) Section 7.11 of the Credit Agreement is amended by adding the following sentence to the end thereof to read in its entirety as follows:
     Notwithstanding anything contained herein to the contrary, the Borrower will not use the Revolving Loan proceeds (x) in any manner inconsistent with the

Budget or (y) for working capital, Capital Expenditures, or general corporate purposes of any Foreign Subsidiaries.
     (q) Section 7.13 of the Credit Agreement is amended and restated in its entirety to read as follows:
     7.13 De Minimis Subsidiaries.
     (a) If at any time (i) the aggregate book value of all assets of the De Minimis Subsidiaries shall exceed $1,000,000 or (ii) the aggregate annual revenues of the De Minimis Subsidiaries shall exceed $500,000 (which such revenues, in the case of a newly acquired or formed Subsidiary, shall be calculated (x) on an annualized basis as of the end of each of the first three complete fiscal quarters following the acquisition or formation of such Subsidiary and (y) thereafter on a rolling four fiscal quarter basis as of the end of each fiscal quarter), the Credit Parties will, as promptly as reasonably possible but in any event within thirty (30) days thereafter (or such longer period of times agreed to by the Administrative Agent), take any or all of the following actions to the extent necessary to eliminate such excess: (A) cause one or more De Minimis Subsidiaries to transfer assets to one or more Guarantors, (B) merge one or more De Minimis Subsidiaries with and into one or more Guarantors, or (C) cause one or more De Minimis Subsidiaries to become Guarantors on terms and conditions satisfactory to the Administrative Agent.
     (b) If at any time a Domestic Subsidiary that at one time met the conditions to satisfy the definition to be a De Minimis Subsidiary no longer meets such conditions, the Credit Parties and such Domestic Subsidiary shall (i) cause such Domestic Subsidiary to execute and deliver to the Collateral Agent a Joinder Agreement, pursuant to which such Domestic Subsidiary shall become a party hereto and shall guarantee the payment in full of the Credit Party Obligations under this Credit Agreement and the other Credit Documents, (ii) cause such Domestic Subsidiary to execute and deliver to the Collateral Agent a Pledge and Security Agreement or an amendment or supplement to an existing Pledge and Security Agreement pursuant to which all of the assets of such Domestic Subsidiary shall be pledged to the Collateral Agent and (iii) cause such Domestic Subsidiary to execute and deliver Intercompany Notes, as appropriate, and such Intercompany Notes shall be delivered to the Collateral Agent, together with duly executed allonges in form and substance satisfactory to the Collateral Agent.
     (r) Section 7.14 is added to the Credit Agreement to read in its entirety as follows:
     7.14 Strategic Business Plan. On or before September 15, 2005, the Borrower shall provide a strategic business plan to the Lenders in form and substance satisfactory to the Lenders. Such strategic business plan shall be prepared with the assistance of and supported by the financial advisors employed pursuant to Section 7.16 and shall contain, among other things, monthly projected financial statements through December 31, 2006 and detailed assumptions related thereto.
     (s) Section 7.15 is added to the Credit Agreement to read in its entirety as follows:
     7.15 Alternative Restructuring Plan. On or before September 30, 2005, the Borrower shall provide an alternative restructuring plan to the Lenders, in form and substance satisfactory to Lenders, that provides alternatives to refinancing the Credit Party Obligations other than entirely from third party financing. Such alternative restructuring plan shall be prepared with the assistance of and supported by the financial advisors employed pursuant to Section 7.16.
     (t) Section 7.16 is added to the Credit Agreement to read in its entirety as follows:
     7.16 Financial Advisors. The Borrower shall employ and maintain the services of a financial advisor acceptable to the Lenders to assist the Borrower and other Credit Parties, among other things, in negotiating the refinancing of the Credit Party Obligations and preparation of a strategic business plan and alternative restructuring plan to be delivered in accordance with Section 7.14 and Section 7.15.
     (u) Section 7.17 is added to the Credit Agreement to read in its entirety as follows:
     7.17 Management. The Borrower shall employ and maintain such employment of an individual or individuals acceptable to the Lenders to the positions of Executive Vice President and Chief Administrative Officer of the Borrower, with no fewer duties and responsibilities than agreed upon with Alvarez & Marsal as of July 1, 2005.
     (v) Section 7.18 is added to the Credit Agreement to read in its entirety as follows:
     7.18 FTI Information Request. The Borrower shall fully provide the Administrative Agent and its advisors with the information requested by that certain FTI information request dated August 12, 2005 on or before August 26, 2005, or shall submit in writing by that date an explanation of the reasons that such information cannot be provided by the required deadline and an expected time for completion. The Borrower shall also fully comply with other FTI information requests submitted to the Borrower from time to time.
     (w) Section 7.19 is added to the Credit Agreement to read in its entirety as follows:

     7.19 Foreign Subsidiaries. The Borrower and the other Credit Parties shall use their best efforts to cooperate with the Administrative Agent in (a) obtaining sufficient information regarding the Foreign Subsidiaries to determine whether the Administrative Agent will seek to obtain and perfect Liens in the assets of the Foreign Subsidiaries and (b) granting and perfecting such Liens in the Foreign Subsidiaries.
     (x) Section 8.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.1 Merger; Consolidation. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, liquidate, wind up or dissolve, or engage in any consolidation, merger or other combination; provided, however, that if no Default or Event of Default exists prior to or after giving effect thereto then the following actions may be taken:
     (a) the Borrower or any other Credit Party or any Subsidiary thereof may merge or consolidate with a Credit Party; provided that (A) if the transaction involves the Borrower, the Borrower is the surviving entity and (B) if the transaction involves a Credit Party other than the Borrower, such Credit Party is the surviving entity; and
     (b) [Intentionally Deleted];
     (c) [Intentionally Deleted]; and
     (d) any De Minimis Subsidiary may dissolve and thereafter liquidate and wind up its affairs so long as its assets, if any, are distributed only to a Credit Party.
     (y) Section 8.2 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.2 Indebtedness. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness other than:
     (a) Indebtedness incurred under this Credit Agreement, the Notes and the other Credit Documents;
     (b) Indebtedness existing on June 30, 2005, as set forth on Schedule 8.2, and any extensions, renewals, replacements, modifications and refundings thereof; provided that the principal amount thereof is not increased from the amount shown on Schedule 8.2;
     (c) accrued expenses (including salaries, accrued vacation and other compensation), current trade or other accounts payable and other current liabilities arising in the ordinary course of business and not incurred through the borrowing of money; provided that the same shall be paid when due except to the extent being contested in good faith and by appropriate proceedings;
     (d) [Intentionally Deleted];
     (e) [Intentionally Deleted];
     (f) [Intentionally Deleted];
     (g) Indebtedness consisting of guarantees made in the ordinary course of business by any Credit Party or any of its Subsidiaries of leases or other obligations of any Credit Party or any of its Subsidiaries, which obligations are otherwise permitted under this Credit Agreement;
     (h) Indebtedness of the Borrower under Hedging Agreements entered into in the ordinary course of business and not for speculative purposes; provided that the notional amount covered under all such agreements shall not exceed the sum of the Revolving Committed Amount plus the outstanding principal amount of Term Loans;
     (i) purchase money Indebtedness of the Credit Parties and their Subsidiaries incurred solely to finance the payment of all or part of the purchase price of any equipment, real property or other fixed assets acquired in the ordinary course of business, including Indebtedness in respect of capital lease obligations, and any renewals, refinancings or replacements thereof; provided that the aggregate amount of such Indebtedness shall not exceed $2,500,000 at any time outstanding;
     (j) [Intentionally Deleted];
     (k) [Intentionally Deleted];
     (l) an overdraft line of credit with a financial institution that handles the Borrower’s cash management in an amount not to exceed $3,000,000;
     (m) [Intentionally Deleted];
     (n) other unsecured Indebtedness of the Credit Parties and their Subsidiaries, including Contingent Obligations (other than Indebtedness specified in subsections (a) through (m) and subsection (o) hereof); provided that the aggregate amount of such Indebtedness shall not exceed $500,000 at any time outstanding; and
     (o) other unsecured Indebtedness (other than Indebtedness specified in subsections (a) through (n) above) of Foreign Subsidiaries incurred to support operations of offices located outside the United States not to exceed (i) $620,000 in the aggregate outstanding at any time for offices located in Spain, (ii) $126,000 in the aggregate outstanding at any time for offices located in Brazil, and (iii) $354,000 in the aggregate outstanding at any time for offices located in Mexico.
     (z) Section 8.3 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.3 Liens. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, or agree to do any of the foregoing, other than the following (collectively, “Permitted Liens”):
     (a) Liens in favor of the Collateral Agent, for the benefit of the Lenders;
     (b) Liens in existence on the Sixth Amendment Effective Date and set forth on Schedule 8.3;
     (c) Liens imposed by Law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, and other similar Liens incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);
     (d) Liens (other than any Lien imposed by ERISA, the creation or incurrence of which would result in an Event of Default under Section 9.1(i)) incurred in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;
     (e) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);
     (f) Liens securing purchase money and capital lease Indebtedness permitted under Section 8.2(i), provided that any such Lien (i) shall attach to such property concurrently with or within ten days after the acquisition thereof by any Credit Party or any of its Subsidiaries, (ii) the Indebtedness secured by such Lien shall not exceed the lesser of (A) the fair market value of such property or (B) the cost thereof to such Credit Party or such Subsidiary and (iii) shall not encumber any other property of any Credit Party or any of its Subsidiaries;
     (g) any attachment or judgment Lien not constituting an Event of Default under Section 9.1(g) that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);
     (h) Liens arising from the filing, for notice purposes only, of financing statements in respect of true leases;
     (i) with respect to any real property occupied by any Credit Party or any of its Subsidiaries, all easements, rights of way, licenses and similar encumbrances on title that do not materially impair the use of such property for its intended purposes; and
     (j) [Intentionally Deleted].
     (aa) Section 8.4 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.4 Disposition of Assets. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets, business or properties (including, without limitation, any Capital Stock of any Subsidiary), or enter into any arrangement with any Person providing for the lease by a Credit Party or any Subsidiary as lessee of any asset that has been sold or transferred by such Credit Party or such Subsidiary to such Person, or agree to do any of the foregoing, except for:
     (a) sales of inventory in the ordinary course of business;
     (b) the sale or exchange of used or obsolete equipment to the extent (i) the proceeds of such sale (A) are applied towards, or such equipment is exchanged for, replacement equipment or (B) do not exceed $25,000 in the aggregate for any fiscal quarter or (ii) such equipment is no longer necessary for the operations of a Credit Party or its applicable Subsidiary in the ordinary course of business and provided, however, Net Cash Proceeds from any Asset Dispositions pursuant to clause (ii) hereof shall be applied in accordance with Section 3.3(c);
     (c) the sale, lease or other disposition of assets by any Subsidiary to any Credit Party if, immediately after giving effect thereto, no Default or Event of Default would exist;
     (d) [Intentionally Deleted];

     (e) subject to Section 3.3(b)(v), Service Agreement Buy-Outs of Litigating ORAL Affiliated Practices;
     (f) Service Agreement Buy-Outs of Affiliated Practices (other than Litigating ORAL Affiliated Practices) resulting in proceeds or settlement amounts (whether paid in cash or otherwise and whether or not accrued or deferred) that have been approved by the Administrative Agent; provided, that any proceeds with respect to such Service Agreement Buy-Outs of Affiliated Practices in excess of an aggregate amount of $500,000 must be forwarded to the Administrative Agent in accordance with Section 3.3(b)(ii) and applied in accordance with Section 3.3(c) and may not be reinvested in accordance with the terms of Section 3.3(b)(ii); and
     (g) [Intentionally Deleted].
     (bb) Section 8.5 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.5 Investments. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, (a) purchase, own, invest in or otherwise acquire any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, (b) make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any other Person, specifically including overadvances made to any Affiliated Practices, loans to outsourced practices, and loans to orthodontic or dental students expected to be associated with Affiliated Practices, or (c) purchase or otherwise acquire (whether in one or a series of related transactions) any portion of the assets, business or properties of another Person (including pursuant to an Acquisition), or create or acquire any Subsidiary, or become a partner or joint venturer in any partnership or joint venture (collectively, “Investments”), or make a commitment or otherwise agree to do any of the foregoing, other than:
     (a) Investments in Cash Equivalents;
     (b) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment in the ordinary course of business;
     (c) Investments consisting of loans and advances to employees for reasonable travel, relocation and business expenses in the ordinary course of business, extensions of trade credit in the ordinary course of business, and prepaid expenses incurred in the ordinary course of business;
     (d) Investments consisting of (i) intercompany Indebtedness permitted under Section 8.2(d) and (ii) Hedging Agreements permitted under Section 8.2(h);
     (e) Investments in Subsidiaries (including Foreign Subsidiaries) existing as of the Sixth Amendment Effective Date as set forth on Schedule 6.7 and Investments in joint ventures existing as of June 30, 2005 as set forth on Schedule 8.5;
     (f) [Intentionally Deleted];
     (g) [Intentionally Deleted];
     (h) Investments consisting of temporary or overnight investments and other investment products sold to any Credit Party or any of its Subsidiaries by any Lender or any Affiliate thereof in order to facilitate such Person’s cash management;
     (i) [Intentionally Deleted];
     (j) Investments in Affiliated Practices (and including any practices affiliated with Foreign Subsidiaries that may not be considered “Affiliated Practices”) as set forth on Schedule 8.5 (which schedule shall contain Investments through June 30, 2005, with an updated Schedule 8.5 to be provided by September 30, 2005), and Investments made in all such practices after June 30, 2005, in an aggregate amount not to exceed (i) $1,500,000 in the aggregate or (ii) $500,000 for any one Affiliated Practice, at any time outstanding for all such Investments; provided, however, that Investments made between June 30, 2005 and the Sixth Amendment Effective Date and reflected on Schedule 8.5(a) hereto shall not be subject to the limitations set forth in clauses (i) and (ii) hereof;
     (k) Reimbursable Investments; and
     (l) [Intentionally Deleted].
     (cc) Section 8.6 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.6 Restricted Payments. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, declare or make any dividend payment, or make any other distribution of cash, property or assets, in respect of any of its Capital Stock or any warrants, rights or options to acquire its Capital Stock, or purchase, redeem, retire or otherwise acquire for value any shares of its Capital Stock or any warrants, rights or options to acquire its Capital Stock, or set aside funds for any of the foregoing.
     (dd) Section 8.7 of the Credit Agreement is amended and restated in its entirety to read as follows:
     8.7 Transactions with Affiliates. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service) with any officer, director, stockholder or other Affiliate of any Credit Party or any Subsidiary, except in the ordinary course of its business and upon fair and reasonable terms that are no less favorable to it than would obtain in a comparable arm’s length transaction with a Person other than an Affiliate of such Credit Party or such Subsidiary; provided, however, that nothing contained in this Section shall prohibit (a) transactions existing as of the Sixth Amendment Effective Date as set forth on Schedule 8.7 or otherwise expressly permitted under this Credit Agreement; or (b) the payment by the Borrower of reasonable and customary fees to members of its board of directors.
     (ee) Section 8.15 is added to the Credit Agreement to read in its entirety as follows:
     8.15 Acquisitions. None of the Credit Parties will, nor will they permit or cause any of their Subsidiaries to, consummate any Acquisitions.
     (ff) Section 8.16 is added to the Credit Agreement to read in its entirety as follows:
     8.16 Creation or Acquisition of Subsidiaries. None of the Credit Parties will, nor will they permit or cause any of their Subsidiaries to, create or acquire any new Wholly Owned Subsidiaries in connection with an Acquisition or otherwise.
     (gg) Section 8.17 is added to the Credit Agreement to read in its entirety as follows:
     8.17 Settlement and Forgiveness of Indebtedness. Each of the Credit Parties will not, and will not permit or cause any of its Subsidiaries to, settle, forgive or write off any amounts due or owed to it by any Affiliated Practice (or any practice affiliated with Foreign Subsidiaries that may not be considered “Affiliated Practices”) in an amount exceeding $500,000 in the aggregate for the Credit Parties and their Subsidiaries during the time period from June 30, 2005 through the Maturity Date; provided, however, that amounts set forth on Schedule 8.17 hereto shall not be subject to this limitation.
     (hh) Section 9.3 of the Credit Agreement is amended and restated in its entirety to read as follows:
     9.3 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuation of an Event of Default, all amounts collected or received by any Agent or any Lender on account of amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:
     FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of legal counsel and financial advisors) of the Agents, the L/C Issuer, the Alternative Rate Lender or any of the Lenders in connection with enforcing the rights of the Agents, the Alternative Rate Lender, the L/C Issuer and the Lenders under the Credit Documents, ratably among them in proportion to the amounts described in this clause “FIRST” payable to them;
     SECOND, to payment of any fees owed to the Agents, the Alternative Rate Lender, the L/C Issuer or any Lender, ratably among them in proportion to the amounts described in this clause “SECOND” payable to them;
     THIRD, to the payment of all accrued interest payable to the Lenders, the Alternative Rate Lender and the L/C Issuer hereunder, ratably among them in proportion to the amounts described in this clause “THIRD” payable to them;
     FOURTH, to the payment of the Revolving Loans in the amount equal to Additional Revolving Loan Amount, ratably among the Lenders in proportion to the amounts described in this clause “FOURTH” payable to them;
     FIFTH, to the payment of the outstanding principal amount of the Loans and L/C Obligations and to any principal amounts outstanding under Hedging Agreements between a Credit Party and a Lender or an Affiliate of a Lender, ratably among them in proportion to the amounts described in this clause “FIFTH” payable to them;
     SIXTH, to the Administrative Agent, for the account of the L/C Issuer, to Cash Collateralize that portion of the L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;
     SEVENTH, to all other Credit Party Obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses “FIRST” through “SIXTH” above, ratably among the holders of such Credit Party Obligations in proportion to the amounts described in this clause “SEVENTH” payable to them; and
     EIGHTH, the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.
     Amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause “SIXTH” above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Credit Party Obligations, if any, in the order set forth above.
     (ii) Schedule 6.7 of the Credit Agreement is amended and restated in its entirety with Schedule 6.7 attached hereto and any references in the Credit Documents to Schedule 6.7 shall refer to Schedule 6.7 attached hereto.
     (jj) Schedule 8.2 of the Credit Agreement is amended and restated in its entirety with Schedule 8.2 attached hereto and any references in the Credit Documents to Schedule 8.2 shall refer to Schedule 8.2 attached hereto.

     (kk) Schedule 8.3 of the Credit Agreement is amended and restated in its entirety with Schedule 8.3 attached hereto and any references in the Credit Documents to Schedule 8.3 shall refer to Schedule 8.3 attached hereto.
     (ll) Schedule 8.5 of the Credit Agreement is amended and restated in its entirety with Schedule 8.5 attached hereto and any references in the Credit Documents to Schedule 8.5 shall refer to Schedule 8.5 attached hereto.
     (mm) Schedule 8.7 of the Credit Agreement is amended and restated in its entirety with Schedule 8.7 attached hereto and any references in the Credit Documents to Schedule 8.7 shall refer to Schedule 8.7 attached hereto.
     2. Forbearance. The Required Lenders hereby agree to forbear from exercising any remedies set forth in Section 9.2 of the Credit Agreement by reason of any Default or Event of Default that may exist solely as a result of the Borrower’s failure to timely (i) file with the Securities and Exchange Commission its Form 10-Q for the fiscal quarters ended March 31, 2005 and June 30, 2005 (the “First and Second Quarter Form 10-Q”) and Form 10-K for the fiscal year ended December 31, 2004 (the “2004 Form 10-K”), including, without limitation, compliance with Sections 7.1 and 7.4 of the Credit Agreement with respect thereto (collectively, the “Filing Default”) and (ii) deliver the unaudited consolidated balance sheets, statements of income, cash flows and stockholders’ equity for the Credit Parties and their Subsidiaries for the fiscal quarters ended March 31, 2005 and June 30, 2005 and the audited consolidated balance sheets, statements of income, cash flows and stockholders’ equity for the Credit Parties and their Subsidiaries for the fiscal year ended December 31, 2004, together with any opinions and reports contemplated under Section 7.1 of the Credit Agreement (collectively, the “Delivery Default”). This forbearance shall be effective as of August 1, 2005 and shall run through October 31, 2005 (the “Forbearance Period”). This forbearance relates only to the Filing Default or the Delivery Default and shall not be construed to be (a) a waiver as to future compliance to timely deliver any future Form 10-Q, Form 10-K or its financial statements, including, without limitation, as required in the last sentence of this Section 2 and as required for subsequent fiscal quarters or years, or to otherwise comply with any other covenant in the Credit Agreement or (b) a waiver of any other Default or Event of Default that may exist. This forbearance shall not be deemed to be a modification or amendment to the Credit Agreement and the Credit Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms except as modified herein. Notwithstanding the foregoing forbearance, (x) the Borrower shall be in violation of Section 7.4 of the Credit Agreement, and the forbearance provided for herein shall not apply, if it has not filed its First and Second Quarter Form 10-Q and 2004 Form 10-K with the Securities and Exchange Commission, on or before October 31, 2005 and (y) the Borrower shall be in violation of Section 7.1 of the Credit Agreement, and the forbearance provided for herein shall not apply, if it has not delivered the financial statements, reports and opinions required by Section 7.1 of the Credit Agreement for the fiscal year ended December 31, 2004 and the fiscal quarters ended March 31, 2005 and June 30, 2005, on or before the earlier of (1) October 31, 2005 and (2) the date such financial statements, reports and opinions are available. To the extent the Delivery Default and the Filing Default have been cured on or before October 31, 2005, such Defaults shall not be the sole basis for any exercise of the Lenders’ rights and remedies against the Borrower. Furthermore, the Forbearance Period shall immediately terminate upon the occurrence of any of the following:

     (a) a Default or Event of Default (other than the Filing Default and Delivery Default) under the Credit Documents; or
     (b) any Credit Party’s breach of any obligation under this Amendment.
     3. Effectiveness; Conditions Precedent. This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Section 3 shall have been satisfied in form and substance satisfactory to the Administrative Agent.
     (a) Execution and Delivery of Amendment. The Administrative Agent shall have received copies of this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.
     (b) Fees and Expenses. Payment by the Borrower of all reasonable fees and expenses owed by the Borrower to the Lenders and the Administrative Agent including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C., counsel to the Administrative Agent, and FTI Consulting, Inc., advisor to the Administrative Agent, to the extent invoices for such have been provided to the Borrower prior to the date of this Amendment.
     (c) Amendment Fee. The Administrative Agent shall have received an amendment fee for the account of each Lender returning a copy of this Amendment executed by it to the Administrative Agent on or prior to 10:00 a.m., Central Time, August 19, 2005, in an amount equal to 0.10% of the sum of (i) such Lender’s Pro Rata Share of the Revolving Committed Amount (as reduced herein) and (ii) such Lender’s Pro Rata Share of the then outstanding Term Loans.
     (d) Additional Financing. The Administrative Agent shall have received executed copies of those certain loan documents evidencing a loan by and between the Borrower and Bart Palmisano, Sr. in an amount of not less than $1,000,000 and such amount has been funded to the Borrower. Such loan documents shall be in form and substance satisfactory to the Lenders and subordinated to the Credit Documents pursuant to that certain Subordination Agreement attached hereto as Exhibit A.
     (e) Amended and Restated Pledge and Security Agreement. The Administrative Agent shall have received an executed Amended and Restated Pledge and Security Agreement by and among the Credit Parties and the Collateral Agent in form and substance substantially the same as the agreement attached hereto as Exhibit B.
     (f) Subordination of Bart Palmisano, Sr. Indebtedness. The Indebtedness owed to Bart Palmisano, Sr., as evidenced by that certain promissory note dated as of June 9, 2005 in the amount of $2,000,000 shall be subordinated to the Credit Party Obligations on terms and conditions satisfactory to the Lenders in the form of Exhibit A hereto.
     (g) Revised Cash Flow Forecast. The Administrative Agent shall have received a revised thirteen (13) week cash flow forecast after taking into account, among other things, additional Revolving Loans and the $1,000,000 funded by Bart Palmisano, Sr. in form and substance satisfactory to the Administrative Agent.
     (h) Initial Budget. The Administrative Agent shall have received the initial four-week Budget.
     (i) Additional Information. Such additional documents, instruments and information as the Administrative Agent or its legal counsel may reasonably request.
     (j) No Default. No Default or Event of Default, other than the Filing Default and the Delivery Default, shall have occurred and be continuing, or would result from the execution of this Amendment, the other Credit Documents, or the transactions contemplated therein.
     4. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document.
     5. Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
     (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

     6. Representations and Warranties of the Credit Parties. The Credit Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Filing Default or Delivery Default) and (c) the Credit Parties are in compliance with all Requirements of Law other than as a result of the Filing Default or Delivery Default and, except in the case of clauses (a), (b) and (c) of this Section 6, as to items disclosed in the Credit Parties’ disclosure contained in one or more 8-K reports filed between June 6, 2005 and the date of this Amendment.
     7. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Credit Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Credit Documents on or prior to the date hereof.
     8. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.
     9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5 1401 AND 5 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).
[Remainder of Page Intentionally Left Blank.
Signature Pages to Follow.]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.
BORROWER:

OCA, INC.,
a Delaware corporation

By:	/s/ Bart F. Palmisano, Sr.

Name:	Bart F. Palmisano, Sr.

Title:	Chairman and CEO

— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

GUARANTORS:

ORTHODONTIC CENTERS OF ALABAMA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF ARIZONA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF ARKANSAS, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF CALIFORNIA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF CALIFORNIA-VISTA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF COLORADO, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF CONNECTICUT, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF FLORIDA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF GEORGIA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF HAWAII, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF IDAHO, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF ILLINOIS, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF INDIANA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF IOWA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF KANSAS, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF KENTUCKY, INC.,
a Delaware corporation
— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

ORTHODONTIC CENTERS OF LOUISIANA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MAINE, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MARYLAND, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MASSACHUSETTS, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MICHIGAN, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MINNESOTA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MISSISSIPPI, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF MISSOURI, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NEBRASKA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NEVADA, INC.,
a Nevada corporation

ORTHODONTIC CENTERS OF NEW HAMPSHIRE, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NEW JERSEY, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NEW MEXICO, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NEW YORK, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NORTH CAROLINA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF NORTH DAKOTA, INC.,
a Delaware corporation
— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

ORTHODONTIC CENTERS OF OHIO, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF OKLAHOMA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF OREGON, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF PENNSYLVANIA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF PUERTO RICO, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF RHODE ISLAND, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF SOUTH CAROLINA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF TENNESSEE, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF TEXAS, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF UTAH, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF VIRGINIA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF WASHINGTON, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF WASHINGTON D.C., INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF WEST VIRGINIA, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF WISCONSIN, INC.,
a Delaware corporation

ORTHODONTIC CENTERS OF WYOMING, INC.,
a Delaware corporation
— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

OCA MERGERCO, INC.,
a Delaware corporation

OCA INTERNATIONAL, INC.,
a Delaware corporation

OCA OUTSOURCE, INC.,
a Delaware corporation

ORTHALLIANCE, INC.,
a Delaware corporation

ORTHALLIANCE FINANCE, INC.,
a Delaware corporation

ORTHALLIANCE PROPERTIES, INC.,
a California corporation

ORTHALLIANCE SERVICES, INC.,
a California corporation

ORTHALLIANCE HOLDINGS, INC.,
a Texas corporation

ORTHALLIANCE NEW IMAGE, INC.,
a Delaware corporation

PEDOALLIANCE, INC.,
a Delaware corporation

PEDOALLIANCE PROPERTIES, INC.,
a California corporation

By:	/s/ Bart F. Palmisano, Sr.

Name:	Bart F. Palmisano, Sr.

Title:	Chairman and CEO

of each of the foregoing Guarantors
— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent

	By:	/s/ William E. Livingstone, III

	Name:	William E. Livingstone, III

	Title:	Managing Director

LENDERS:

BANK OF AMERICA, N.A.,
in its capacity as a Lender

	By:	/s/ William E. Livingstone, III

	Name:	William E. Livingstone, III

	Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

GRAND CENTRAL ASSET TRUST, SIL SERIES,
in its capacity as a Lender

By:	/s/ Dominic Blea

Name:	Dominic Blea

Title:	as Attorney-in-Fact

— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —

SPCP GROUP, L.L.C.,
in its capacity as a Lender

By:	/s/ Frederick H. Fogel

Name:	Frederick H. Fogel

Title:	Authorized Signatory

— Signature Page to Sixth Amendment to Credit Agreement and Forbearance —